Exhibit 10.11

SECOND CONSOLIDATED AMENDATORY AGREEMENT

This Second Consolidated Amendatory Agreement (“Amendment”) is made and entered into as of June 30, 2009, by and between WELLS MID-HORIZON VALUE - ADDED FUND I, LLC, a Georgia limited liability company, whose address is 6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092 (“Borrower”), and BANK OF AMERICA, N.A., a national banking association (as successor by merger to LaSalle Bank National Association), whose place of business is Bank of America Plaza, Suite 600, 600 Peachtree Street, N.E., Atlanta, Georgia 30308, Attn: Commercial Real Estate Banking (“Administrative Agent”);

W I T N E S S E T H :

WHEREAS, Administrative Agent, certain other financial institutions from time to time party thereto (“Lenders”), and Borrower, have entered into that certain Credit Agreement dated as of June 30, 2006, as amended by that certain First Consolidated Amendatory Agreement dated as of November 21, 2008, by and between Administrative Agent and Borrower (as amended and as it may hereafter be further amended, modified, supplemented, restated, extended, or renewed and in effect from time to time, the “Credit Agreement”), which Credit Agreement sets forth the terms and conditions of a loan from Administrative Agent and Lenders to Borrower in an amount up to Twenty-Five Million and No/100 Dollars ($25,000,000.00) (the “Loan”);

WHEREAS, the Loan is evidenced by that certain Note dated as of June 30, 2006 and, potentially, certain additional Notes upon and of such other date that any additional financial institution becomes a Lender under the Credit Agreement, executed by Borrower and payable to the order of each Lender in the aggregate principal face amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00) (such notes, as they may hereafter be renewed, extended, supplemented, increased or modified in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, are hereinafter collectively called the “Note”);

WHEREAS, to secure, inter alia, the Loan, Borrower or one or more of its Subsidiaries (as defined in the Credit Agreement) has made, executed, and delivered to Administrative Agent for the benefit of Lenders one or more mortgages, deeds of trust, leasehold mortgages or similar security instruments granting Administrative Agent a lien on certain real property owned, directly or indirectly, by Borrower or such Subsidiary (each such security instrument, as so amended, and as it may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other security instruments given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, is herein called the “Mortgage”);

WHEREAS, the Loan will mature on June 30, 2009, and Borrower has requested that Administrative Agent and Lenders extend the maturity date and make certain other amendments to the Credit Agreement; and

WHEREAS, Administrative Agent and Lenders have agreed to amend the Credit Agreement and the other Loan Documents as hereinafter provided.

NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein, and the sum of Ten and No/100 Dollars ($10.00), paid in hand by each party to the other, the receipt, adequacy and sufficiency of all of which are hereby acknowledged, the parties agree as follows:

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1.      Amendment of Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)      The definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Applicable Margin means, for any day when determining the LIBOR Margin or the L/C Fee Rate, a rate per annum equal to four hundred fifty (450) basis points.

(b)      The definition of “Base Rate” set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Base Rate means a rate per annum equal to the sum of the LIBOR Rate for a period of one month plus the LIBOR Margin from time to time in effect; provided however, if Administrative Agent reasonably determines that by reason of circumstances affecting the interbank LIBOR market no adequate and reasonable means exist for determining the LIBOR Rate or the Required Lenders advise the Administrative Agent that the LIBOR Rate will not adequately and fairly reflect the cost to Lenders of funding the Loan, or that any change in, or the adoption of any new, law or regulation, or any change in the interpretation of any applicable law or regulation by any governmental or other regulatory body charged with the administration thereof, should make it unlawful for any Lender to make, maintain or fund Loans bearing interest based on the LIBOR Rate and Administrative Agent so notifies Borrower, then until Administrative Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, interest shall accrue at the greater of (a) the Federal Funds Rate plus 0.5% and (b) the Prime Rate.

(c)      The definition of “Termination Date” set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Termination Date means the earlier to occur of (a) September 30, 2009, or (b) such other date on which the Commitments terminate pursuant to Section 6 or Section 13.

(d)      Section 2.6 and Section 2.7 of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

2.6      Intentionally deleted.

2.7      Intentionally deleted.

(e)      Schedule 9.8, Schedule 9.16, Schedule 9.17 and Schedule 11.2 of the Credit Agreement are hereby deleted in their entirety and substituted in place and in stead thereof are Schedule 9.8, Schedule 9.16, Schedule 9.17 and Schedule 11.2 attached hereto and incorporated herein by reference.

(f)      Notwithstanding anything in the Loan Documents to the contrary, provided that no Event of Default exists under the Loan Documents, Borrower hereby agrees that from the date of this Amendment until the Loan is repaid in full, the unpaid principal amount of the Loan will bear interest at a floating rate per annum equal to the Base Rate (as defined herein) and Borrower shall not have the right to convert any portion of the Loan to a LIBOR Loan.

2.      Amendment of Loan Documents.  The Loan Documents are further amended hereby such that all references therein to the “Note”, the “Credit Agreement”, the “Mortgage”, and the “Loan

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Documents” shall be deemed to include all amendments and modifications thereto (including, without limitation, this Amendment), as may now exist or as may be hereafter executed by Borrower and Administrative Agent.

3.      Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument; and any signature page from any such counterpart or any electronic facsimile thereof may be attached or appended to any other counterpart to complete a fully executed counterpart of this Agreement and any telecopy or other facsimile transmission of any signature shall be deemed an original and shall bind such party.

4.      Costs and Expenses.  Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of Administrative Agent and Lenders in connection with the preparation, execution, delivery and enforcement of this Amendment, and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to Administrative Agent and Lenders, and Borrower agrees to take such further action as Administrative Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Loan Documents.

5.      Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois.

6.      Binding; Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

7.      Ratification.  The Loan Documents, as herein amended, remain in full force and effect in accordance with their respective terms, and Borrower and Administrative Agent hereby ratify and affirm the same. Borrower acknowledges that it is fully obligated under the terms of the Loan Documents, that it has no offsets or defenses with respect to its obligations thereunder, and that it has no claims or counterclaims against Administrative Agent or any of the Lenders, whether related to the Loan or otherwise.

8.      No Novation.  Borrower, Administrative Agent, and Lenders hereby agree that nothing herein or in the other Loan Documents, as modified hereby, shall in any way waive Administrative Agent’s or Lenders’ rights, powers or remedies under the Loan Documents; (ii) shall in any way limit, impair or prejudice Administrative Agent or Lenders from exercising any past, present or future right, power or remedy from and after the date hereof under the Loan Documents; and (iii) shall not constitute or be deemed to be a novation of the indebtedness evidenced and secured by the Loan Documents.

9.      Incorporation of Recitals.  The recitals set forth at the beginning of this Amendment are confirmed by the parties as true and correct and are incorporated herein by reference. The recitals are a substantive, contractual part of this Amendment.

10.    Conditions Precedent.  The conditions precedent to the effectiveness of this Amendment and the closing the loan modification contemplated by this Amendment are set forth in that certain Closing Requirements and Checklist – Second Loan Modification, which lists items required by Administrative Agent for the closing of said modification of the Loan.

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IN WITNESS WHEREOF, Borrower and Administrative Agent have executed and sealed this Amendment as of the day and year first above written.

BORROWER:

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC, a Georgia limited liability company

By:	Wells Investment Management Company, LLC, its Manager

	By:	/s/ Kevin A. Hoover
Kevin A. Hoover
President

[Signatures continued on following page]

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[Signatures continued from previous page]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., a national banking association (as successor by merger to LaSalle Bank National Association), as Administrative Agent

By: /s/ Nai Saefeng
Name: Nai Saefeng
Its: Officer

[BANK SEAL]

[Signatures continued on following page]

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The undersigned is the sole “Lender” under the Credit Agreement and pursuant to Section 15.1 of the Credit Agreement hereby consents to the foregoing Amendment.

Executed under seal as of the date of the Amendment.

LENDER:

BANK OF AMERICA, N.A., a national banking association (as successor by merger to LaSalle Bank National Association), as Lender

By: /s/ Nai Saefeng
Name: Nai Saefeng
Title: Officer

[BANK SEAL]

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Schedule 9.8

Subsidiaries

NAME	DATE FORMED	JURISDICTION

Wells VAF - 6000 Nathan Lane, LLC	9/4/2006	Delaware
Wells VAF - 3000 Park Lane, LLC	12/19/2006	Delaware
Wells VAF - 330 Commerce Street, LLC	11/13/2007	Delaware
Wells VAF - Parkway at Oak Hill, LLC	10/2/2008	Delaware

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Schedule 9.16

Insurance

Attached

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Schedule 9.17

Real Property

6000 Nathan Lane; Plymouth, Minnesota 55442

3000 Park Lane; North Fayette Township, Pennsylvania 15275

330 Commerce Street; Nashville, Tennessee 37219

Parkway @ Oak Hill; 4801 Southwest Parkway; Austin, Texas 78735

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Schedule 11.2

Existing Liens

6000 Nathan Lane

Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated September 20, 2006 made by Wells VAF - 6000 Nathan Lane, LLC, a Delaware limited liability company, to and for the benefit of LaSalle Bank National Association, a national banking association, as administrative agent, recorded with the Office of Registrar of titles of Hennepin County, Minnesota on September 27, 2006 as Document No. 4310329.

UCC Financing Statement, recorded September 27, 2006 as Document No. 4310330 in Hennepin County, Minnesota, naming Wells VAF - 6000 Nathan Lane, LLC, as debtor, and LaSalle Bank National Association, as secured party

UCC Financing Statement, recorded September 26, 2006 with the Delaware Secretary of State as File No. 63566106, naming Wells VAF - 6000 Nathan Lane, LLC, as debtor, and LaSalle Bank National Association, as secured party.

3000 Park Lane

Open-End Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated January 31, 2008 made by Wells VAF - 3000 Park Lane, LLC, a Delaware limited liability company, to and for the benefit of LaSalle Bank National Association, a national banking association, as administrative agent, recorded with the Department of Real Estate in Allegheny County, Pennsylvania on February 01, 2008 as Document No. 2008-9653.

UCC Financing Statement, recorded                     , 2009 with the Delaware Secretary of State as File No.                         , naming Wells VAF - 3000 Park Lane, LLC, as debtor, and Bank of America, N.A., as secured party.

UCC Financing Statement, recorded February 1, 2008 with the County Recorder of Alleghany County, Pennsylvania as Instrument No. 2008-68813, naming Wells VAF - 3000 Park Lane, LLC, as debtor, and LaSalle Bank National Association, as secured party.

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